Exhibit 4.2

M

CUSIP 586264 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

MEMSIC, Inc.

PRESIDENT SECRETARY

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.00001 EACH OF

MEMSIC, Inc.

COMMON STOCK

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by such holder’s duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and Bylaws of the Corporation and any amendments thereto of which provisions the holder by acceptance hereof, assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and the seal of the Corporation to be affixed hereunto.

Dated:

MEMSIC, Inc.

SEAL

DELAWARE

CORPORATE

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(New York, NY)

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

SIGNATURE TO COME SIGNATURE TO COME

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: CHARLES SHARKEY 302-731-7088

7 / LIVE JOBS / M / Memsic 28866 FC

PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706

PROOF OF: DECEMBER 5, 2007

MEMSIC, INC.

TSB 28866 FC

OPERATOR: AP

Rev. 1

COLORS SELECTED FOR PRINTING: Intaglio prints in SC-3 dark green.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product.

However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- Custodian

(Cust) (Minor)

under Uniform Gifts to Minors

Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: CHARLES SHARKEY 302-731-7088

7 / LIVE JOBS / M / Memsic 28866 BK

PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706

PROOF OF: DECEMBER 4, 2007

MEMSIC, INC.

TSB 28866 BK

OPERATOR: AP

NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF